Supplement Dated January 1, 1999

              To
This is       Statement of Additional
Supplement #  Information dated         For
------------  -----------------------   -------------------------------------
1             November 1, 1998          State Street Research Equity Investment Fund
                                        State Street Research Alpha Fund
                                        State Street Research Global Resources Fund
                                        State Street Research Athletes Fund
                                           series of State Street Research Equity Trust

1             March 1, 1998             State Street Research Government Income Fund
                                           a series of State Street Research Financial Trust

1             August 1, 1998            State Street Research High Income Fund
                                        State Street Research Managed Assets
                                           series of State Street Research Income Trust

1             May 1, 1998               State Street Research Tax-Exempt Fund
                                        State Street Research New York Tax-Free Fund
                                           series of  State Street Research Tax-Exempt Trust

1             February 1, 1998          State Street Research Capital Fund
                                        State Street Research Emerging Growth Fund
                                        State Street Research Aurora Fund
                                           series of  State Street Research Capital Trust

1             May 1, 1998               State Street Research Growth Fund
                                           a series of  State Street Research Growth Trust

2*            May 1, 1998               State Street Research Investment Trust
                                           a series of State Street Research Master Investment Trust

1             September 1, 1998         State Street Research Strategic Income Fund
                                        State Street Research Galileo Fund
                                        State Street Research Legacy Fund
                                           series of State Street Research Securities Trust

2             March 1, 1998             State Street Research International Equity Fund
                                           a series of  State Street Research Portfolios, Inc.

-------------------------

*Supplanting Supplement No. 1 dated October 1, 1998

TRUSTEES AND OFFICERS

         For the above listed series of State Street Research Equity Trust, State Street Research Income Trust, State Street Research Growth Trust, State Street Research Master Investment Trust and State Street Research Securities Trust, the following information is added in the appropriate alphabetical position in the listing of persons under the caption "Trustees and Officers:"

         +Bruce R. Bond, 100 Minuteman Road, Andover, MA 01810, serves as Trustee of the Trust. He is 51. His principal occupation is President, Chief Executive Officer and Director of PictureTel Corporation. His other principal business affiliation is Director of WITCO Corporation, a specialty chemical company. During the past five years, he has also served as Chief Executive Officer of ANS Communications (the networking subsidiary of America Online, Inc.) and as an executive of British Telecom.

         For the above listed series of State Street Research Financial Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust and State Street Research Master Investment Trust, the following information is added in the appropriate alphabetical position in the listing of persons under the caption "Trustees and Officers:"

         +Susan M. Phillips, The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052, serves as Trustee of the Trust. She is 55. Her principal occupation is currently Dean and Professor of Finance and Administration, School of Business and Public Management, The George Washington University. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

GENERAL NOTE

         The remainder of this Supplement sets forth revisions to the Statement of Additional Information to reflect changes in the pricing of sales of Fund shares, including the introduction of new Class B(1) and a Rule 12b-1 Plan for Class B(1), and limitations on the availability of existing Class B, among other changes. While the revisions set forth below relate to specific parts of the Statement of Additional Information directly affected by the changes, the entire Statement of Additional Information is deemed revised to give effect to the pricing changes.

PURCHASE AND REDEMPTION OF SHARES

         The first paragraph under the caption "Purchase and Redemption of Shares" is revised in its entirety as follows:

         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund offers five classes of shares. Class A, Class B(1), Class C and Class S shares are available to all eligible investors. Class B shares are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. Class A, Class B(1), Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1) and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Account" or "Your Investment" in the Prospectus. The following supplements that information.

         The sub-caption "Purchase and Redemption of Shares - Conversion of Class B Shares to Class A Shares" is revised in its entirety to read as follows:

         Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

         The subcaption "Purchase and Redemption of Shares - Contingent Deferred Sales Charges" is revised in its entirety to read as follows:

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         The subcaption "Purchase and Redemption of Shares - Contingent Deferred Sales Charge Waivers" is revised in its entirety to read as follows:

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then Class A shares of certain funds upon meeting specific criteria.

SHAREHOLDER ACCOUNTS

         The first paragraph under the subcaption "Shareholder Accounts - Exchange Privileges" is revised in its entirety to read as follows:

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds, subject to any applicable initial holding period, on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through new investment after January 1, 1999, are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired

Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

DISTRIBUTION OF SHARES OF THE FUND

         The fifth and all subsequent paragraphs up to the paragraph which starts "During the fiscal year ended (xxx), the Fund paid the Distributor ...," are revised in their entirety to read as follows:

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Class A/B/C Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the Class A/B/C Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Class A/B/C Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and
(ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be), to make payments for personal services and/or the maintenance or servicing of shareholder accounts.

         The Fund also has adopted a Rule 12b-1 Plan for Class B(1) shares (the "Class B(1) Distribution Plan") under which the Fund shall pay the Distributor
(a) a service fee at the end of each month at the annual rate of 0.25% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor and any securities firms or other third parties who render personal services to and/or maintain shareholder accounts for the shareholders of the respective class and (b) a distribution fee under the Class B(1) Distribution Plan at the end of each month at the annual rate of 0.75% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to the respective class. To the extent that any payments made by the Fund to the Distributor or the Investment Manager, including payment of investment management fees, should be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Class B(1) Distribution Plan.

         A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under either the Class A/B/C Distribution Plan or the Class B(1) Distribution Plan may be discontinued at any time.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly).

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.